UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2022

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 8, 2022, Good Times Restaurants Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The Company’s shareholders voted on four proposals: (1) To elect five directors of the Company to serve for the next year; (2) To consider and approve an amendment to the Company’s 2018 Omnibus Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 900,000 shares to a total of 1,050,000 shares; (3) To approve an advisory vote on the compensation of the Company’s named executive officers; and (4) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2022. These matters are more fully described in the Company’s Proxy Statement for the 2022 Annual Meeting.

The shareholders elected all five directors and the other proposals were approved at the 2022 Annual Meeting pursuant to the voting results set forth below:

Proposal 1:         Election of Directors

	For	Against	Abstain	Broker Non Votes
Geoffrey R. Bailey	5,001,025	363,364	70,821	4,655,453
Charles E. Jobson	4,839,377	496,271	99,562	4,655,453
Jason S. Maceda	5,030,061	282,195	122,954	4,655,453
Jennifer C. Stetson	4,980,582	388,872	65,756	4,655,453
Ryan M. Zink	4,657,310	712,344	65,556	4,655,453

Proposal 2:         Amendment to the 2018 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non Votes
4,671,836	744,606	18,768	4,655,453

Proposal 3:         To approve, on an advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non Votes
5,096,734	321,367	17,109	4,655,453

Proposal 4:         To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2022

For	Against	Abstain	Broker Non Votes
9,744,144	339,995	6,524	0

Item 8.01	Other Events

The Company’s Board of Directors elected the Chairman of the Board and Board of Director Committee Members set forth below. Biography information is more fully described the Company’s Proxy Statement for the 2022 Annual Meeting.$

Mr. Geoffrey R. Bailey will serve as Chairman of the Board.

Audit Committee	Compensation Committee
Jason S. Maceda, Committee Chairman	Geoffrey R. Bailey, Committee Chairman
Charles E. Jobson	Charles E. Jobson
Jennifer C. Stetson	Jennifer C. Stetson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: February 11, 2022
Ryan M. Zink
President and Chief Executive Officer

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